HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042       HV-5795 - PremierSolutions Standard (Series A)

Supplement dated February 17, 2017 to your Prospectus

1.                                    SUB-ADVISER CHANGE

JANUS BALANCED FUND – CLASS S

JANUS ENTERPRISE FUND – CLASS S

JANUS FLEXIBLE BOND FUND – CLASS S

JANUS FORTY FUND – CLASS S

JANUS OVERSEAS FUND – CLASS S

PERKINS MID CAP VALUE FUND – CLASS S

On October 3, 2016, Janus Capital Group Inc. (“Janus”), the direct parent of Janus Capital Management LLC, the investment adviser to the Funds (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Agreement”) relating to the business combination of Henderson and Janus (the “Merger”).  Pursuant to the Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into Janus, with Janus as the surviving corporation and a direct wholly-owned subsidiary of Henderson.  The Merger is expected to close in the second quarter of 2017, subject to the requisite shareholder and regulatory approvals.

The consummation of the Merger will be deemed to be an assignment (as defined in the Investment Company Act of 1940, as amended) of the advisory agreements between the Funds and Janus Capital.  In addition, the consummation of the Merger will be deemed to be an assignment of the sub-advisory agreement between Janus Capital and Perkins Investment Management LLC (“Perkins”), the sub-advisor to the Perkins Mid Cap Value Fund.  As a result, the consummation of the Merger will cause such advisory and sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Board of Trustees of the Funds (the “Board”) approved, subject to shareholder approval, a new investment advisory agreement between each Fund and Janus Capital in order to permit Janus Capital to continue to provide advisory services to each Fund following the closing of the Merger. Also on December 8, 2016, the Board approved an interim sub-advisory agreement between Janus Capital and Perkins regarding the Perkins Mid Cap Value Fund. Each new investment advisory agreement and the sub-advisory agreement with Perkins will have substantially similar terms as the corresponding current investment advisory agreements and sub-advisory agreement, respectively.

The shareholder meeting is expected to be held on or about April 6, 2017.

In addition, each Fund’s name will change to reflect “Janus Henderson” as part of the Fund’s name.

Effective, upon consummation of the Merger each Fund will be re-named, as follows:

Current Name	New Name

Janus Balanced Fund – Class S	Janus Henderson Balanced Fund – Class S
Janus Enterprise Fund – Class S	Janus Henderson Enterprise Fund – Class S
Janus Flexible Bond Fund – Class S	Janus Henderson Flexible Bond Fund – Class S
Janus Forty Fund – Class S	Janus Henderson Forty Fund – Class S
Janus Overseas Fund – Class S	Janus Henderson Overseas Fund – Class S
Perkins Mid Cap Value Fund – Class S	Janus Henderson Mid Cap Value Fund – Class S

2.                                    FUND MERGER

OPPENHEIMER EQUITY FUND – CLASS A

At a meeting held on November 11, 2016, the Board of Trustees of the Oppenheimer Equity Fund (the “Merging Fund”) and the Oppenheimer Main Street Fund (the “Acquiring Fund”) unanimously approved an Agreement and Plan of Reorganization (the “Reorganization”).  A meeting of the shareholders originally held on February 10, 2017 to approve the Reorganization was adjourned until February 24, 2017.  If the Reorganization is approved, shareholders of the Merging Fund will receive full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the Merging Fund shares. The Reorganization is expected to close on or about March 17, 2017 (“Closing Date”), if approved by the shareholders, or on such later date as the parties may agree.

As a result of the Reorganization, if any of your Participant Account value is allocated to the Merging Fund Sub-Account, that amount will be merged into the Acquiring Fund Sub-Account.  If any portion of your future Contribution is allocated to the Merging Fund Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract.  Effective as of the Closing Date, any transaction that includes an allocation to the Merging Fund Sub-Account will be allocated automatically to the Acquiring Fund Sub-Account.

Prior to the date of the Reorganization, you are permitted to make one special transfer of all your Participant Account invested in the Merging Fund Sub-Account to other available Sub-Accounts.  This one special transfer will not be counted toward any limitations on transfers under your Contract.

Participants who are automatically transferred to the Acquiring Fund Sub-Account as a result of the Reorganization will be permitted to make one special transfer out of the Acquiring Fund Sub-Account to other available Sub-Accounts until 60 days after the date of the Reorganization.  This one special transfer will not be counted toward any limitations on transfers under your Contract.

Effective as of the Closing Date, unless you direct us otherwise, if you are enrolled in any Dollar Cost Averaging Program, Asset Rebalancing Program or other administrative program that includes transfers of Participant Account value or allocation to the Merging Fund Sub-Account, your enrollment will terminate automatically.

In the event that the proposed Reorganization is approved, effective as of the Closing Date, all references and information contained in the Prospectus for your Contract related to the Merging Fund are deleted and replaced with the Acquiring Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.